Note 8 - Property and equipment, net: Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2024
Tables/Schedules
Property, Plant and Equipment

Property and equipment, net consist of the following:

	As of	As of
	December 31,	December 31,
	2024	2023

Buildings	$6,328,381	$6,552,833
Office equipment	847,955	646,830
Operation equipment	1,605,896	1,522,831
Subtotal	8,782,232	8,722,494
Less: accumulated depreciation	(2,609,056)	(2,396,125)
Total	$6,173,176	$6,326,369